Exhibit 99.1

DYNCORP INTERNATIONAL ANNOUNCES OFFERING OF

SENIOR NOTES DUE 2017

Falls Church, VA – June 21, 2010 – In anticipation of the previously announced merger of DynCorp International Inc. (“DynCorp International”) with Delta Tucker Sub, Inc. (“Merger Sub”), an entity created on behalf of affiliated funds and/or managed accounts of Cerberus Capital Management L.P. (the “Merger”), DynCorp International announced today that Merger Sub intends to offer $455 million aggregate principal amount of senior notes due 2017 (the “Notes”). The obligations of Merger Sub under the Notes will be assumed by DynCorp International upon consummation of the Merger. The net proceeds from the offering of the Notes will be used to finance in part the consideration to be paid in the Merger, to refinance DynCorp International’s existing indebtedness and to pay fees and expenses related to the Merger and the associated financings.

The Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and, unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes and related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About DynCorp International

DynCorp International, through its wholly-owned subsidiary DynCorp International LLC, is a global government services provider in support of U.S. national security and foreign policy objectives, delivering support solutions for defense, diplomacy, and international development. DynCorp International operates major programs in logistics, platform support, contingency operations, and training and mentoring to reinforce security, community stability, and the rule of law. DynCorp International is headquartered in Falls Church, Va. For more information, visit www.dyn-intl.com.

Forward-Looking Statements

Certain statements made in this announcement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the expectations of management with respect to revenue and profitability. All of these forward-looking statements are based on estimates and assumptions made by DynCorp International’s management that, although believed by DynCorp International to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors outside of DynCorp International’s control that may cause its business, strategy or actual results or events to differ materially from the statements made herein. These risks and uncertainties may include, but are not limited to, the following: DynCorp International’s proposed Merger; the future impact of acquisitions; the success of current or future joint ventures or teaming agreements; our substantial level of indebtedness; the outcome of any material litigation, government investigation or other regulatory matters; policy and/or spending changes implemented by the Obama administration, any subsequent administration or Congress; termination or modification of key U.S. government contracts; changes in the demand for services DynCorp International provides; pursuit of new commercial business in the U.S. and abroad; activities of competitors including bid protests; changes in significant operating expenses; changes in availability of or cost of capital; general political, economic and business conditions in the U.S. and abroad; acts of war or terrorist activities; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue; changes in anticipated revenue from indefinite delivery, indefinite quantity contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts; outcome of any significant litigation, including, but not limited to, the shareholder lawsuits filed in connection with the Merger; and other risks detailed from time to time in DynCorp International’s reports filed with the SEC, including DynCorp International’s definitive proxy statement, which was filed on May 17, 2010, and DynCorp International’s Annual Report on Form 10-K, which was filed on June 4, 2010. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. DynCorp International’s actual results could differ materially from those contained in the forward-looking statements. DynCorp International undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

SOURCE: DynCorp International Inc.

DynCorp International Inc.

Ashley Burke, 571-722-0210

Senior Director of Media Communications

Ashley.Burke@dyn-intl.com

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